                         CERTIFICATE OF INCORPORATION

                                      OF

                         KEMPER CAPITAL MARKETS, INC.


     FIRST: The name of the corporation is Kemper Capital Markets, Inc. (hereinafter referred to as the "Corporation").

     SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801. Its registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue shall be 100 shares of common stock with a par value of $.01 per share (hereinafter referred to as the "Common Stock"). Each share of Common Stock shall be equal to every other share of Common Stock. The holders of shares of Common Stock shall be entitled to one vote for each share upon all matters presented to the stockholders.

     FIFTH: The Board of Directors of the Corporation shall be authorized to provide for the indemnification, within the limits permitted by the General Corporation Law of the State of Delaware, of directors, officers, employees and agents of the Corporation, and of persons who serve other enterprises in such a similar capacity at the request of the Corporation, against expense, and liabilities for actions they take in such capacities.

     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of Delaware or (d) for any transaction from which the director derived an improper personal benefit.

     SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating powers of the Corporation and its directors and stockholders:

     Section 1. The holders of the Corporation's capital stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

     Section 2. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

     Section 3. The by-laws of the Corporation shall not be amended, altered, changed or repealed without (i) the approval of the holders of a majority of the shares of Common Stock outstanding or (ii) the unanimous approval of the entire Board of Directors (provided, however, that for purposes of this Section 3, "Board of Directors" shall be deemed to refer only to the Corporation's Board of Directors and not to the Executive Committee thereof).

     Section 4. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to designate an Executive Committee, to consist of three or more of the directors of the Corporation, which shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except that such Executive Committee shall not have the power or authority to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amend the by-laws of the Corporation; and unless a resolution of the Board of Directors expressly so provides, the Executive Committee shall not have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

     Section 5. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute or herein, and all rights conferred upon stockholders herein are granted subject to this reservation.

     Section 6. Directors may be removed at any time or from time to time with or without cause if such removal is approved by the holders of a majority of the shares of Common Stock outstanding.

     SEVENTH: The name and mailing address of the Incorporator are Susan A. Warner, Squire, Sanders & Dempsey, 1800 Huntington Building, Cleveland, Ohio 44115. The Incorporator shall, until the directors are elected, manage the affairs of the Corporation and may do whatever is necessary and proper to perfect the organization of the Corporation.

     EIGHTH: The following persons shall constitute the initial board of directors of the Corporation and shall serve as directors until their successors are elected and qualify:

   John Goldsmith            1331 Euclid Avenue, Cleveland, Ohio 44115
   Lawrence Kirshbaum        1331 Euclid Avenue, Cleveland, Ohio 44115
   Thomas Anderson           1331 Euclid Avenue, Cleveland, Ohio 44115

     I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, do hereby acknowledge that the foregoing Certificate is my act and deed, and do certify that the facts herein stated are true. I have accordingly hereunto set my hand this 11th day of November, 1986.

                                             /s/ Susan A. Warner
                                             -----------------------------------
                                             Susan A. Warner, Sole Incorporator

                                   RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                         KEMPER SECURITIES GROUP, INC.


     FIRST:  The name of the Corporation is Kemper Securities Group, Inc.

     SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801. Its registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 10,000 shares of Common Stock, with a par value of $.01 per share. Each share of Common Stock shall be equal to every other share of Common Stock. The holders of shares of Common Stock shall be entitled to one vote for each share upon all matters presented to the stockholders.

     FIFTH: The Board of Directors of the Corporation shall be authorized to provide for the indemnification, within the limits permitted by the General Corporation Law of the State of Delaware, of directors, officers, employees and agents of the Corporation, and of persons who serve other enterprises in such a similar capacity at the request of the Corporation, against expense, and liabilities for actions they take in such capacities.

     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of Delaware or (d) for any transaction from which the director derived an improper personal benefit.

     SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating powers of the Corporation and its directors and stockholders:

     Section 1. The holders of the Corporation's capital stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

     Section 2. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

     Section 3. The by-laws of the Corporation shall not be amended, altered, changed or repealed without (i) the approval of the holders of a majority of the shares of Common Stock outstanding or (ii) the unanimous approval of the entire Board of Directors (provided, however, that for purposes of this Section 3, "Board of Directors" shall be deemed to refer only to the Corporation's Board of Directors and not to the Executive Committee thereof).

     Section 4. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to designate an Executive Committee, to consist of three or more of the directors of the Corporation, which shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except that such Executive Committee shall not have the power or authority to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amend the by-laws of the Corporation; and unless a resolution of the Board of Directors expressly so provides, the Executive Committee shall not have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

     Section 5. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute or herein, and all rights conferred upon stockholders herein are granted subject to this reservation.

     Section 6. Directors may be removed at any time or from time to time with or without cause if such removal is approved by the holders of a majority of the shares of Common Stock outstanding.

     SEVENTH: The Corporation shall have the right to redeem or convert to a fixed income security all or any part of the Common Stock owned by any person required to be approved by the Board of Directors of the New York Stock Exchange, Inc. as a member, allied member or approved person who fails or ceases to be so approved as may be necessary to reduce such party's ownership of the Common Stock below that level which enables such party to exercise controlling influence over the management or policies of the Corporation.

     EIGHTH: No dividend shall be declared or paid which shall impair the capital of the Corporation nor shall any distribution of assets be made to any stockholder unless the value of the assets of the Corporation remaining after such payment or distribution is at least equal to the aggregate of its debts and liabilities, including capital.

     IN WITNESS WHEREOF, the Restated Certificate of Incorporation has been executed as of this 7th day of August, 1990 on behalf of Kemper Capital Markets, Inc. by the Chairman of the Corporation and attested by the Secretary of the Corporation.


                                         KEMPER CAPITAL MARKETS, INC.

                                             /s/ James R. Boris
ATTEST:                                  By:___________________________
                                            James R. Boris
/s/ Kathleen A. Gallichio                   Chairman and Chief
______________________________              Executive Officer
Kathleen A. Gallichio
Secretary


C:5811K

                                   RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                         KEMPER CAPITAL MARKETS, INC.


     KEMPER CAPITAL MARKETS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Corporation's original Certificate of Incorporation was filed in the Office of the Secretary of State of the State of Delaware on November 13, 1986.

     SECOND: That this Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242(b)(2) and Section 245(b) of the General Corporation Law of the State of Delaware, and to the extent compliance with Section 242(b)(2) was effected without a meeting by less than unanimous written consent in accordance with Section 228(a) of the General Corporation Law of the State of Delaware, written consent was given in accordance with the provisions of Section 228(a) and written notice has been given to those stockholders who have not consented in writing in accordance with
Section 228(d) of the General Corporation Law of the State of Delaware.

     THIRD: That the Restated Certificate of Incorporation of the Corporation, set forth hereinbelow in Paragraph FOURTH, amends the Corporation's Certificate of Incorporation so as to:

     (i)  change the Corporation's name to "KEMPER SECURITIES GROUP, INC.";

    (ii) increase the Corporation's authorized capital stock to 10,000 shares of Common Stock, with a par value of $.01 per share; and

   (iii) delete current Articles SEVENTH and EIGHTH which reference the name and address of the incorporator and the constitution of the initial board of directors, respectively, and replace such Articles with new Articles SEVENTH and EIGHTH containing provisions required of a corporation seeking admission as a member of the New York Stock Exchange, Inc.

     FOURTH: That the text of the Corporation's Restated Certificate of Incorporation is hereby restated and integrated and amended to read in its entirety as follows:

                             CERTIFICATE OF MERGER
                                      OF
                           BOETTCHER & COMPANY, INC.
                                 WITH AND INTO
                         KEMPER SECURITIES GROUP, INC.


KEMPER SECURITIES GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST:   The names of the constituent corporations and the states of their respective incorporation are as follows:

           NAME OF CORPORATION                    STATE
           -------------------                    -----
           Kemper Securities Group, Inc.          Delaware
           Boettcher & Company, Inc.              Delaware

     SECOND: The name of the surviving corporation is KEMPER SECURITIES GROUP, INC. and it shall be governed by the laws of the State of Delaware.

     THIRD:   The following Agreement and Plan of Merger was approved by the
Board of Directors and by the sole stockholder of Kemper Securities Group, Inc. in the manner prescribed by Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 29, 1990 and August 30, 1990, respectively; and was approved by the Board of Directors and by the sole stockholder of Boettcher & Company, Inc. in the manner prescribed by
Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 29, 1990 and August 30, 1990, respectively:

     FOURTH: The Restated Certificate of Incorporation of Kemper Securities Group, Inc. shall, without amendment, be the Restated Certificate of Incorporation of the surviving corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation at 120 South LaSalle Street, Chicago, Illinois 60603.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed as of this 31st day of August, 1990 on behalf of Kemper Securities Group, Inc. by the Chairman of said corporation and attested by the Secretary of said corporation, who do hereby affirm, under penalties of perjury, that the foregoing
Certificate is the act and deed of the corporation and that the facts stated therein are true.


                                             KEMPER SECURITIES GROUP, INC.

                                             By: /s/ James R. Boris
                                                --------------------------
                                                James R. Boris
                                                Chairman and Chief
                                                Executive Officer


ATTEST:

/s/ Kathleen A. Gallichio
-------------------------
Kathleen A. Gallichio
Secretary

                         AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of August 31, 1990, pursuant to Section 251 of the General Corporation Law of the State of Delaware, between Kemper Securities Group, Inc., a Delaware corporation (hereinafter referred to as "Kemper" or the "Surviving Corporation") and Boettcher & Company Inc., a Delaware corporation ("Boettcher"), (Kemper and Boettcher being herein sometimes collectively referred to as the "Constituent Corporations" or individually as a "Constituent Corporation").

                               WITNESSETH THAT:

WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations and in the best interests of the respective sole stockholders of the Constituent Corporations that Boettcher merge with and into Kemper pursuant to this Agreement and Plan of Merger (herein sometimes referred to as the "Merger"), as hereinafter specified;

WHEREAS, Boettcher was incorporated under the laws of the State of Delaware on December 6, 1983 and has authorized capital stock consisting of 1,000 shares of Common Stock, $1.00 par value per share, of which 100 shares of Common Stock are now issued and outstanding ("Boettcher Common Stock");

WHEREAS, Kemper was incorporated under the laws of the State of Delaware on November 13, 1986, and has authorized capital stock consisting of 10,000 shares of Common Stock, par value $.01 per share ("Kemper Common Stock"), of which 100 shares are now issued and outstanding;

WHEREAS, the registered office of Boettcher in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, the registered office of Kemper in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, all of the issued and outstanding shares of Common Stock of Boettcher are owned beneficially and of record by Boettcher Investment Corporation, a Delaware corporation; and

WHEREAS, all of the issued and outstanding shares of Common Stock of Kemper are owned beneficially and of record by Kemper Securities Group, Holdings, Inc., a Delaware corporation.

NOW THEREFORE, the Constituent Corporations agree as follows:

                                   ARTICLE I

1.01(a) The Merger shall become effective upon the later to occur of (i) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Section 251 of the General Corporation Law of the State of Delaware; or (ii) immediately after the close of business on August 31, 1990 (the "Effective Time of the Merger").

(b) At the Effective Time of the Merger, Boettcher shall be merged with and into Kemper and the separate corporate existence of Boettcher shall thereupon cease. Kemper shall be the surviving corporation in the Merger, and the separate corporate existence of Kemper shall continue unaffected and unimpaired by the Merger. From the effective time of the Merger, Boettcher shall conduct business as a division of Kemper.

                                  ARTICLE II

2.01 At the Effective Time of the Merger, the Restated Certificate of Incorporation of Kemper shall, without amendment, be the Restated Certificate of Incorporation of the Surviving Corporation, unless or until amended as provided by law.

2.02 The By-laws of Kemper, as in effect at the Effective Time of the Merger, shall continue in full force and effect as the By-laws of the Surviving Corporation.

2.03 The directors and officers of Kemper, as in office at the Effective Time of the Merger, shall continue as the directors and officers of the Surviving Corporation.

                                  ARTICLE III

3.01 At the Effective Time of the Merger, each share of Boettcher Common Stock which is outstanding immediately prior to the Effective Time of the Merger shall be converted into ten (10) shares of common stock, par value $.01 per share, of the Surviving Corporation ("New Kemper Common"), (1,000 shares of New Kemper Common in the aggregate).

3.02 After the Effective Time of the Merger, each holder of a certificate representing outstanding shares of Boettcher Common Stock shall surrender the same to Kemper and each such holder shall be entitled upon such surrender to receive a certificate representing shares of New Kemper Common on the basis provided herein. Until so represented, certificates representing the outstanding shares of Boettcher Common Stock converted into New Kemper Common as provided herein shall represent solely the right to receive shares of New Kemper Common and the holders of such certificates shall have no further rights as stockholders by virtue of such certificates.

3.03 At the Effective Time of the Merger, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description and all liabilities or obligations of every kind and description of Boettcher shall be transferred to, vested in, devolve upon and/or be assumed by Kemper without further act or deed.

                                  ARTICLE IV

4.01 The respective obligations of each Constituent Corporation shall be conditioned upon the approval and adoption of this Agreement and the Merger by the requisite vote of the respective sole stockholders of Boettcher and Kemper at or prior to the Effective Time of the Merger.

4.02 Anything herein or elsewhere to the contrary notwithstanding, this Agreement and Plan of Merger may be terminated and abandoned by the board of directors of either Constituent Corporation at any time prior to the date of filing the Certificate of Merger with the Secretary of State of the State of Delaware. This Agreement and Plan of Merger may be amended by the boards of directors of either of the Constituent Corporations at any time prior to the date of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement and Plan of Merger by the respective sole stockholders of either Boettcher or Kemper shall not (1) alter or change the amount of or kinds of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Restated Certificate of Incorporation of the Surviving Corporation, or (3) alter or change any of the terms and conditions of this Agreement and Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

IN WITNESS WHEREOF, the parties to this Agreement and Plan of Merger, pursuant to the approval and authority given by resolutions adopted by their respective boards of directors, have caused this Agreement and Plan of Merger to be executed by an officer duly authorized and attested by the secretary of each party hereto as the respective act, deed and agreement of each of said corporations.

                                   KEMPER SECURITIES GROUP, INC.



                                   By: /s/ James R. Boris
                                      ------------------------------------
                                       James R. Boris
                                       Chairman and Chief Executive Officer

ATTEST:


By: /s/ Kathleen A. Gallichio
   -----------------------------
    Kathleen A. Gallichio
    Secretary

                                   BOETTCHER & COMPANY, INC.

                                       /s/ Thomas E. Meade
                                   By:_______________________________
                                      Thomas E. Meade
                                      Chairman of the Board, President
                                      and Chief Executive Officer
ATTEST:

    /s/ William L. Wedum
By:___________________________
   William L. Wedum
   Secretary

                             CERTIFICATE OF MERGER
                                      OF
                     LOVETT UNDERWOOD NEUHAUS & WEBB, INC.
                                 WITH AND INTO
                         KEMPER SECURITIES GROUP, INC.


KEMPER SECURITIES GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: The names of the constituent corporations and the states of their respective incorporation are as follows:


          NAME OF CORPORATION                         STATE
          -------------------                         -----

          Kemper Securities Group, Inc.               Delaware

          Lovett Underwood Neuhaus & Webb, Inc.       Delaware


     SECOND: The name of the surviving corporation is KEMPER SECURITIES GROUP, INC. and it shall be governed by the laws of the State of Delaware.

     THIRD: The following Agreement and Plan of Merger was approved by the Board of Directors and by the sole stockholder of Kemper Securities Group, Inc. in the manner prescribed by Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 29, 1990 and August 30, 1990, respectively; and was approved by the Board of Directors and by the sole stockholder of Lovett Underwood Neuhaus & Webb, Inc. in the manner prescribed by Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 29, 1990 and August 30, 1990, respectively:

     FOURTH: The Restated Certificate of Incorporation of Kemper Securities Group, Inc. shall, without amendment, be the Restated Certificate of Incorporation of the surviving corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation at 120 South LaSalle Street, Chicago, Illinois 60603.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed as of this 31st day of August, 1990 on behalf of Kemper Securities Group, Inc. by the Chairman of said corporation and attested by the Secretary of said corporation, who do hereby affirm, under penalties of perjury, that the foregoing Certificate is the act and deed of the corporation and that the facts stated therein are true.

                                       KEMPER SECURITIES GROUP, INC.



                                       By: /s/ James R. Boris
                                          ---------------------------
                                           James R. Boris
                                           Chairman and Chief
                                           Executive Officer


ATTEST:



/s/ Kathleen A. Gallichio
---------------------------
Kathleen A. Gallichio
Secretary

                         AGREEMENT AND PLAN OF MERGER


AGREEMENT AND PLAN OF MERGER, dated as of August 31, 1990, pursuant to Section 251 of the General Corporation Law of the State of Delaware, between Kemper Securities Group, Inc., a Delaware corporation (hereinafter referred to as "Kemper" or the "Surviving Corporation") and Lovett Underwood Neuhaus & Webb, Inc., a Delaware corporation ("LUNW"), (Kemper and LUNW being herein sometimes collectively referred to as the "Constituent Corporations" or individually as a "Constituent Corporation").

                               WITNESSETH THAT:

WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations and in the best interests of the respective sole stockholders of the Constituent Corporations that LUNW merge with and into Kemper pursuant to this Agreement and Plan of Merger (herein sometimes referred to as the "Merger"), as hereinafter specified;

WHEREAS, LUNW was incorporated under the laws of the State of Delaware on May 31, 1988 and has authorized capital stock consisting of 1,000 shares of Common Stock, of no par value, of which 1,000 shares of Common Stock are now issued and outstanding ("LUNW Common Stock");

WHEREAS, Kemper has incorporated under the laws of the State of Delaware on November 13, 1986, and has authorized capital stock consisting of 10,000 shares of Common Stock, par value $.01 per share ("Kemper Common Stock"), of which 100 shares are now issued and outstanding;

WHEREAS, the registered office of LUNW in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, the registered office of Kemper in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, all of the issued and outstanding shares of Common Stock of LUNW are owned beneficially and of record by LUNW Holdings, Inc., a Delaware corporation; and

WHEREAS, all of the issued and outstanding shares of Common Stock of Kemper are owned beneficially and of record by Kemper Securities Group Holdings, Inc., a Delaware corporation.

NOW THEREFORE, the Constituent Corporations agree as follows:

                                   ARTICLE I

1.01(a) The Merger shall become effective upon the later to occur of (i) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Section 251 of the General Corporation Law of the State of Delaware; or (ii) immediately after the close of business on August 31, 1990 (the "Effective Time of the Merger").

(b) At the Effective Time of the Merger, LUNW shall be merged with and into Kemper and the separate corporate existence of LUNW shall thereupon cease. Kemper shall be the surviving corporation in the Merger, and the separate corporate existence of Kemper shall continue unaffected and unimpaired by the Merger. From the Effective Time of the Merger, LUNW shall conduct business as a division of Kemper.

                                  ARTICLE II

2.01 At the Effective Time of the Merger, the Restated Certificate of Incorporation of Kemper shall, without amendment, be the Restated Certificate of Incorporation of the Surviving Corporation, unless or until amended as provided by law.

2.02 The By-laws of Kemper, as in effect at the Effective Time of the Merger, shall continue in full force and effect as the By-laws of the Surviving Corporation.

2.03 The directors and officers of Kemper, as in office at the Effective Time of the Merger, shall continue as the directors and officers of the Surviving Corporation.

                                  ARTICLE III

3.01 At the Effective Time of the Merger, each share of LUNW Common Stock which is outstanding immediately prior to the Effective Time of the Merger shall be converted into one (1) share of common stock, par value $.01 per share, of the Surviving Corporation ("New Kemper Common"), (1,000 shares of New Kemper Common in the aggregate).

3.02 After the Effective Time of the Merger, each holder of a certificate representing outstanding shares of LUNW Common Stock shall surrender the same of Kemper and each such holder shall be entitled upon such surrender to receive a certificate representing shares of New Kemper Common on the basis provided herein. Until so surrendered, certificates representing the outstanding shares of LUNW Common Stock converted into New Kemper Common as provided herein shall represent solely the right to receive shares of New Kemper Common and the holders of such certificates shall have no further rights as stockholders by virtue of such certificates.

3.03 At the Effective Time of the Merger, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description and all liabilities or obligations of every kind and description of LUNW shall be transferred to, vested in, devolve upon and/or be assumed by Kemper without further act or deed.

                                  ARTICLE IV

4.01 The respective obligations of each Constituent Corporation shall be conditioned upon the approval and adoption of this Agreement and the Merger by the requisite vote of the respective sole stockholders of LUNW and Kemper at or prior to the Effective Time of the Merger.

4.02 Anything herein or elsewhere to the contrary notwithstanding, this Agreement and Plan of Merger may be terminated and abandoned by the board of directors of either Constituent Corporation at any time prior to the date of filing the Certificate of Merger with the Secretary of State of the State of Delaware. This Agreement and Plan of Merger may be amended by the boards of directors of either of the Constituent Corporations at any time prior to the date of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement and Plan of Merger by the respective sole stockholders of either LUNW or Kemper shall not (1) alter or change the amount of or kinds of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Restated Certificate of Incorporation of the Surviving Corporation, or
(3) alter or change any of the terms and conditions of this Agreement and Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

IN WITNESS WHEREOF, the parties to this Agreement and Plan of Merger, pursuant to the approval and authority given by resolutions adopted by their respective boards of directors, have caused this Agreement and Plan of Merger to be executed by an officer duly authorized and attested by the secretary of each party hereto as the respective act, deed and agreement of each of said corporations.

                                   KEMPER SECURITIES GROUP, INC.



                                   By: /s/ James R. Boris
                                      ------------------------------------
                                       James R. Boris
                                       Chairman and Chief Executive Officer

ATTEST:


By: /s/ Kathleen A. Gallichio
   -----------------------------
    Kathleen A. Gallichio
    Secretary

                                   LOVETT UNDERWOOD NEUHAUS & WEBB, INC.



                                   By: /s/ Richard C. Webb
                                      -------------------------------------
                                       Richard C. Webb
                                       Chairman of the Board
                                       and Chief Executive Officer


ATTEST:


By: /s/ R. Dwayne Whitehead
   ----------------------------
    R. Dwayne Whitehead
    Secretary

                             CERTIFICATE OF MERGER
                                      OF
                         PRESCOTT, BALL & TURBEN, INC.
                                 WITH AND INTO
                         KEMPER SECURITIES GROUP, INC.


KEMPER SECURITIES GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: The names of the constituent corporations and the states of their respective incorporation are as follows:


          NAME OF CORPORATION                         STATE
          -------------------                         -----

          Kemper Securities Group, Inc.               Delaware

          Prescott, Ball & Turben, Inc.               Delaware


     SECOND: The name of the surviving corporation is KEMPER SECURITIES GROUP, INC. and it shall be governed by the laws of the State of Delaware.

     THIRD: The following Agreement and Plan of Merger was approved by the Board of Directors and by the sole stockholder of Kemper Securities Group, Inc. in the manner prescribed by Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 29, 1990 and August 30, 1990, respectively; and was approved by the Board of Directors and by the sole stockholder of Prescott, Ball & Turben, Inc. in the manner prescribed by Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 28, 1990 and August 30, 1990, respectively:

     FOURTH: The Restated Certificate of Incorporation of Kemper Securities Group, Inc. shall, without amendment, be the Restated Certificate of Incorporation of the surviving corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation at 120 South LaSalle Street, Chicago, Illinois 60603.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed as of this 31st day of August, 1990 on behalf of Kemper Securities Group, Inc. by the Chairman of said corporation and attested by the Secretary of said corporation, who do hereby affirm, under penalties of perjury, that the foregoing Certificate is the act and deed of the corporation and that the facts stated therein are true.

                                       KEMPER SECURITIES GROUP, INC.



                                       By: /s/ James R. Boris
                                          ---------------------------
                                           James R. Boris
                                           Chairman and Chief
                                           Executive Officer


ATTEST:



/s/ Kathleen A. Gallichio
---------------------------
Kathleen A. Gallichio
Secretary

                         AGREEMENT AND PLAN OF MERGER


AGREEMENT AND PLAN OF MERGER, dated as of August 31, 1990, pursuant to Section 251 of the General Corporation Law of the State of Delaware, between Kemper Securities Group, Inc., a Delaware corporation (hereinafter referred to as "Kemper" or the "Surviving Corporation") and Prescott, Ball & Turben, Inc., a Delaware corporation ("PBT"), (Kemper and PBT being herein sometimes collectively referred to as the "Constituent Corporations" or individually as a "Constituent Corporation").

                               WITNESSETH THAT:

WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations and in the best interests of the respective sole stockholders of the Constituent Corporations that PBT merge with and into Kemper pursuant to this Agreement and Plan of Merger (herein sometimes referred to as the "Merger"), as hereinafter specified;

WHEREAS, PBT was incorporated under the laws of the State of Delaware on October 13, 1982 and has authorized capital stock consisting of 1,000 shares of Common Stock, of no par value, of which 1,000 shares of Common Stock are now issued and outstanding ("PBT Common Stock");

WHEREAS, Kemper has incorporated under the laws of the State of Delaware on November 13, 1986, and has authorized capital stock consisting of 10,000 shares of Common Stock, par value $.01 per share ("Kemper Common Stock"), of which 100 shares are now issued and outstanding;

WHEREAS, the registered office of PBT in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, the registered office of Kemper in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, all of the issued and outstanding shares of Common Stock of PBT are owned beneficially and of record by Prescott Holdings, Inc., a Delaware corporation; and

WHEREAS, all of the issued and outstanding shares of Common Stock of Kemper are owned beneficially and of record by Kemper Securities Group Holdings, Inc., a Delaware corporation.

NOW THEREFORE, the Constituent Corporations agree as follows:

                                   ARTICLE I

1.01(a) The Merger shall become effective upon the later to occur of (i) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Section 251 of the General Corporation Law of the State of Delaware; or (ii) immediately after the close of business on August 31, 1990 (the "Effective Time of the Merger").

(b) At the Effective Time of the Merger, PBT shall be merged with and into Kemper and the separate corporate existence of PBT shall thereupon cease. Kemper shall be the surviving corporation in the Merger, and the separate corporate existence of Kemper shall continue unaffected and unimpaired by the Merger. From the Effective Time of the Merger, PBT shall conduct business as a division of Kemper.

                                  ARTICLE II

2.01 At the Effective Time of the Merger, the Restated Certificate of Incorporation of Kemper shall, without amendment, be the Restated Certificate of Incorporation of the Surviving Corporation, unless or until amended as provided by law.

2.02 The By-laws of Kemper, as in effect at the Effective Time of the Merger, shall continue in full force and effect as the By-laws of the Surviving Corporation.

2.03 The directors and officers of Kemper, as in office at the Effective Time of the Merger, shall continue as the directors and officers of the Surviving Corporation.

                                  ARTICLE III

3.01 At the Effective Time of the Merger, each share of PBT Common Stock which is outstanding immediately prior to the Effective Time of the Merger shall be converted into one (1) share of common stock, par value $.01 per share, of the Surviving Corporation ("New Kemper Common"), (1,000 shares of New Kemper Common in the aggregate).

3.02 After the Effective Time of the Merger, each holder of a certificate representing outstanding shares of PBT Common Stock shall surrender the same of Kemper and each such holder shall be entitled upon such surrender to receive a certificate representing shares of New Kemper Common on the basis provided herein. Until so surrendered, certificates representing the outstanding shares of PBT Common Stock converted into New Kemper Common as provided herein shall represent solely the right to receive shares of New Kemper Common and the holders of such certificates shall have no further rights as stockholders by virtue of such certificates.

3.03 At the Effective Time of the Merger, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description and all liabilities or obligations of every kind and description of PBT shall be transferred to, vested in, devolve upon and/or be assumed by Kemper without further act or deed.

                                  ARTICLE IV

4.01 The respective obligations of each Constituent Corporation shall be conditioned upon the approval and adoption of this Agreement and the Merger by the requisite vote of the respective sole stockholders of PBT and Kemper at or prior to the Effective Time of the Merger.

4.02 Anything herein or elsewhere to the contrary notwithstanding, this Agreement and Plan of Merger may be terminated and abandoned by the board of directors of either Constituent Corporation at any time prior to the date of filing the Certificate of Merger with the Secretary of State of the State of Delaware. This Agreement and Plan of Merger may be amended by the boards of directors of either of the Constituent Corporations at any time prior to the date of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement and Plan of Merger by the respective sole stockholders of either PBT or Kemper shall not (1) alter or change the amount of or kinds of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Restated Certificate of Incorporation of the Surviving Corporation, or
(3) alter or change any of the terms and conditions of this Agreement and Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

IN WITNESS WHEREOF, the parties to this Agreement and Plan of Merger, pursuant to the approval and authority given by resolutions adopted by their respective boards of directors, have caused this Agreement and Plan of Merger to be executed by an officer duly authorized and attested by the secretary of each party hereto as the respective act, deed and agreement of each of said corporations.

                                   KEMPER SECURITIES GROUP, INC.



                                   By: /s/ James R. Boris
                                      ------------------------------------
                                       James R. Boris
                                       Chairman and Chief Executive Officer

ATTEST:


By: /s/ Kathleen A. Gallichio
   -----------------------------
    Kathleen A. Gallichio
    Secretary

                                   PRESCOTT, BALL & TURBEN, INC.



                                   By: /s/ Lawrence G. Kirshbaum
                                      -------------------------------------
                                       Lawrence G. Kirshbaum
                                       Chairman of the Board, President
                                       and Chief Executive Officer


ATTEST:


By: /s/ Robert Shiffra
   ----------------------------
    Robert Shiffra
    Secretary

                             CERTIFICATE OF MERGER
                                      OF
                 BATEMAN EICHLER, HILL RICHARDS, INCORPORATED
                                 WITH AND INTO
                         KEMPER SECURITIES GROUP, INC.


KEMPER SECURITIES GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: The names of the constituent corporations and the states of their respective incorporation are as follows:


          NAME OF CORPORATION                         STATE
          -------------------                         -----

          Kemper Securities Group, Inc.               Delaware

          Bateman Eichler, Hill Richards,             Delaware
            Incorporated


     SECOND: The name of the surviving corporation is KEMPER SECURITIES GROUP, INC. and it shall be governed by the laws of the State of Delaware.

     THIRD: The following Agreement and Plan of Merger was approved by the Board of Directors and by the sole stockholder of Kemper Securities Group, Inc. in the manner prescribed by Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 29, 1990 and August 30, 1990, respectively; and was approved by the Board of Directors and by the sole stockholder of Bateman Eichler, Hill Richards, Incorporated in the manner prescribed by Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 28, 1990 and August 30, 1990, respectively:

     FOURTH: The Restated Certificate of Incorporation of Kemper Securities Group, Inc. shall, without amendment, be the Restated Certificate of Incorporation of the surviving corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation at 120 South LaSalle Street, Chicago, Illinois 60603.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed as of this 31st day of August, 1990 on behalf of Kemper Securities Group, Inc. by the Chairman of said corporation and attested by the Secretary of said corporation, who do hereby affirm, under penalties of perjury, that the foregoing Certificate is the act and deed of the corporation and that the facts stated therein are true.

                                       KEMPER SECURITIES GROUP, INC.



                                       By: /s/ James R. Boris
                                          ---------------------------
                                           James R. Boris
                                           Chairman and Chief
                                           Executive Officer


ATTEST:



/s/ Kathleen A. Gallichio
---------------------------
Kathleen A. Gallichio
Secretary

                         AGREEMENT AND PLAN OF MERGER


AGREEMENT AND PLAN OF MERGER, dated as of August 31, 1990, pursuant to Section 251 of the General Corporation Law of the State of Delaware, between Kemper Securities Group, Inc., a Delaware corporation (hereinafter referred to as "Kemper" or the "Surviving Corporation") and Bateman Eichler, Hill Richards, Incorporated, a Delaware corporation ("BEHR"), (Kemper and BEHR being herein sometimes collectively referred to as the "Constituent Corporations" or individually as a "Constituent Corporation").


                               WITNESSETH THAT:

WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations and in the best interests of the respective sole stockholders of the Constituent Corporations that BEHR merge with and into Kemper pursuant to this Agreement and Plan of Merger (herein sometimes referred to as the "Merger"), as hereinafter specified;

WHEREAS, BEHR was incorporated under the laws of the State of Delaware on April 22, 1982 and has authorized capital stock consisting of 1,000 shares of Common Stock, $5.00 par value per share, of which 1,000 shares of Common Stock are now issued and outstanding ("BEHR Common Stock");

WHEREAS, Kemper has incorporated under the laws of the State of Delaware on November 13, 1986, and has authorized capital stock consisting of 10,000 shares of Common Stock, par value $.01 per share ("Kemper Common Stock"), of which 100 shares are now issued and outstanding;

WHEREAS, the registered office of BEHR in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, the registered office of Kemper in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, all of the issued and outstanding shares of Common Stock of BEHR are owned beneficially and of record by Batehill, Inc., a Delaware corporation; and

WHEREAS, all of the issued and outstanding shares of Common Stock of Kemper are owned beneficially and of record by Kemper Securities Group Holdings, Inc., a Delaware corporation.

NOW THEREFORE, the Constituent Corporations agree as follows:

                                   ARTICLE I

1.01(a) The Merger shall become effective upon the later to occur of (i) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Section 251 of the General Corporation Law of the State of Delaware; or (ii) immediately after the close of business on August 31, 1990 (the "Effective Time of the Merger").

(b) At the Effective Time of the Merger, BEHR shall be merged with and into Kemper and the separate corporate existence of BEHR shall thereupon cease. Kemper shall be the surviving corporation in the Merger, and the separate corporate existence of Kemper shall continue unaffected and unimpaired by the Merger. From the Effective Time of the Merger, BEHR shall conduct business as a division of Kemper.

                                  ARTICLE II

2.01 At the Effective Time of the Merger, the Restated Certificate of Incorporation of Kemper shall, without amendment, be the Restated Certificate of Incorporation of the Surviving Corporation, unless or until amended as provided by law.

2.02 The By-laws of Kemper, as in effect at the Effective Time of the Merger, shall continue in full force and effect as the By-laws of the Surviving Corporation.

2.03 The directors and officers of Kemper, as in office at the Effective Time of the Merger, shall continue as the directors and officers of the Surviving Corporation.

                                  ARTICLE III

3.01 At the Effective Time of the Merger, each share of BEHR Common Stock which is outstanding immediately prior to the Effective Time of the Merger shall be converted into one (1) share of common stock, par value $.01 per share, of the Surviving Corporation ("New Kemper Common"), (1,000 shares of New Kemper Common in the aggregate).

3.02 After the Effective Time of the Merger, each holder of a certificate representing outstanding shares of BEHR Common Stock shall surrender the same to Kemper and each such holder shall be entitled upon such surrender to receive a certificate representing shares of New Kemper Common on the basis provided herein. Until so surrendered, certificates representing the outstanding shares of BEHR Common Stock converted into New Kemper Common as provided herein shall represent solely the right to receive shares of New Kemper Common and the holders of such certificates shall have no further rights as stockholders by virtue of such certificates.

3.03 At the Effective Time of the Merger, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description and all liabilities or obligations of every kind and description of BEHR shall be transferred to, vested in, devolve upon and/or be assumed by Kemper without further act or deed.

                                  ARTICLE IV

4.01 The respective obligations of each Constituent Corporation shall be conditioned upon the approval and adoption of this Agreement and the Merger by the requisite vote of the respective sole stockholders of BEHR and Kemper at or prior to the Effective Time of the Merger.

4.02 Anything herein or elsewhere to the contrary notwithstanding, this Agreement and Plan of Merger may be terminated and abandoned by the board of directors of either Constituent Corporation at any time prior to the date of filing the Certificate of Merger with the Secretary of State of the State of Delaware. This Agreement and Plan of Merger may be amended by the boards of directors of either of the Constituent Corporations at any time prior to the date of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement and Plan of Merger by the respective sole stockholders of either BEHR or Kemper shall not (1) alter or change the amount of or kinds of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Restated Certificate or Incorporation of the Surviving Corporation, or
(3) alter or change any of the terms and conditions of this Agreement and Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

IN WITNESS WHEREOF, the parties to this Agreement and Plan of Merger, pursuant to the approval and authority given by resolutions adopted by their respective boards of directors, have caused this Agreement and Plan of Merger to be executed by an officer duly authorized and attested by the secretary of each party hereto as the respective act, deed and agreement of each of said corporations.

                                   KEMPER SECURITIES GROUP, INC.



                                   By: /s/ James R. Boris
                                      ------------------------------------
                                       James R. Boris
                                       Chairman and Chief Executive Officer

ATTEST:


By: /s/ Kathleen A. Gallichio
   -----------------------------
    Kathleen A. Gallichio
    Secretary

                                   BATEMAN EICHLER, HILL RICHARDS, INCORPORATED



                                   By: /s/ Allan L. Sher
                                      -------------------------------------
                                       Allan L. Sher
                                       Chairman of the Board, President
                                       and Chief Executive Officer


ATTEST:


By: /s/ William H. Phelps
   ----------------------------
    William H. Phelps
    Secretary

                             CERTIFICATE OF MERGER
                                      OF
                   BLUNT ELLIS & LOEWI INCORPORATED
                                 WITH AND INTO
                         KEMPER SECURITIES GROUP, INC.


KEMPER SECURITIES GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: The names of the constituent corporations and the states of their respective incorporation are as follows:


          NAME OF CORPORATION                         STATE
          -------------------                         -----

          Kemper Securities Group, Inc.               Delaware

          Blunt Ellis & Loewi Incorporated            Delaware


     SECOND: The name of the surviving corporation is KEMPER SECURITIES GROUP, INC. and it shall be governed by the laws of the State of Delaware.

     THIRD: The following Agreement and Plan of Merger was approved by the Board of Directors and by the sole stockholder of Kemper Securities Group, Inc. in the manner prescribed by Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 29, 1990 and August 30, 1990, respectively; and was approved by the Board of Directors and by the sole stockholder of Blunt Ellis & Loewi Incorporated in the manner prescribed by Section 251(b) and Section 251(c), respectively, of the General Corporation Law of the State of Delaware, on August 28, 1990 and August 30, 1990, respectively:

     FOURTH: The Restated Certificate of Incorporation of Kemper Securities Group, Inc. shall, without amendment, be the Restated Certificate of Incorporation of the surviving corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation at 120 South LaSalle Street, Chicago, Illinois 60603.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

     IN WITNESS WHEREOF, this Certificate of Merger has been executed as of this 31st day of August, 1990 on behalf of Kemper Securities Group, Inc. by the Chairman of said corporation and attested by the Secretary of said corporation, who do hereby affirm, under penalties of perjury, that the foregoing Certificate is the act and deed of the corporation and that the facts stated therein are true.

                                       KEMPER SECURITIES GROUP, INC.



                                       By: /s/ James R. Boris
                                          ---------------------------
                                           James R. Boris
                                           Chairman and Chief
                                           Executive Officer


ATTEST:



/s/ Kathleen A. Gallichio
---------------------------
Kathleen A. Gallichio
Secretary

                         AGREEMENT AND PLAN OF MERGER


AGREEMENT AND PLAN OF MERGER, dated as of August 31, 1990, pursuant to Section 251 of the General Corporation Law of the State of Delaware, between Kemper Securities Group, Inc., a Delaware corporation (hereinafter referred to as "Kemper" or the "Surviving Corporation") and Blunt Ellis & Loewi Incorporated, a Delaware corporation ("BEL"), (Kemper and BEL being herein sometimes collectively referred to as the "Constituent Corporations" or individually as a "Constituent Corporation").

                               WITNESSETH THAT:

WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations and in the best interests of the respective sole stockholders of the Constituent Corporations that BEL merge with and into Kemper pursuant to this Agreement and Plan of Merger (herein sometimes referred to as the "Merger"), as hereinafter specified;

WHEREAS, BEL was incorporated under the laws of the State of Delaware on September 6, 1977 and has authorized capital stock consisting of 2,000 shares of Common Stock, of no par value (but $1.00 per share stated value), of which 1,000 shares of Common Stock are now issued and outstanding ("BEL Common Stock");

WHEREAS, Kemper was incorporated under the laws of the State of Delaware on November 13, 1986, and has authorized capital stock consisting of 10,000 shares of Common Stock, par value $.01 per share ("Kemper Common Stock"), of which 100 shares are now issued and outstanding;

WHEREAS, the registered office of BEL in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, the registered office of Kemper in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company;

WHEREAS, all of the issued and outstanding shares of Common Stock of BEL are owned beneficially and of record by Loewi Financial Companies, Ltd., a Delaware corporation; and

WHEREAS, all of the issued and outstanding shares of Common Stock of Kemper are owned beneficially and of record by Kemper Securities Group Holdings, Inc., a Delaware corporation.

NOW THEREFORE, the Constituent Corporations agree as follows:

                                   ARTICLE I

1.01(a) The Merger shall become effective upon the later to occur of (i) the filing of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Section 251 of the General Corporation Law of the State of Delaware; or (ii) immediately after the close of business on August 31, 1990 (the "Effective Time of the Merger").

(b) At the Effective Time of the Merger, BEL shall be merged with and into Kemper and the separate corporate existence of BEL shall thereupon cease. Kemper shall be the surviving corporation in the Merger, and the separate corporate existence of Kemper shall continue unaffected and unimpaired by the Merger. From the Effective Time of the Merger, BEL shall conduct business as a division of Kemper.

                                  ARTICLE II

2.01 At the Effective Time of the Merger, the Restated Certificate of Incorporation of Kemper shall, without amendment, be the Restated Certificate of Incorporation of the Surviving Corporation, unless or until amended as provided by law.

2.02 The By-laws of Kemper, as in effect at the Effective Time of the Merger, shall continue in full force and effect as the By-laws of the Surviving Corporation.

2.03 The directors and officers of Kemper, as in office at the Effective Time of the Merger, shall continue as the directors and officers of the Surviving Corporation.

                                  ARTICLE III

3.01 At the Effective Time of the Merger, each share of BEL Common Stock which is outstanding immediately prior to the Effective Time of the Merger shall be converted into one (1) share of common stock, par value $.01 per share, of the Surviving Corporation ("New Kemper Common"), (1,000 shares of New Kemper Common in the aggregate).

3.02 After the Effective Time of the Merger, each holder of a certificate representing outstanding shares of BEL Common Stock shall surrender the same to Kemper and each such holder shall be entitled upon such surrender to receive a certificate representing shares of New Kemper Common on the basis provided herein. Until so surrendered, certificates representing the outstanding shares of BEL Common Stock converted into New Kemper Common as provided herein shall represent solely the right to receive shares of New Kemper Common and the holders of such certificates shall have no further rights as stockholders by virtue of such certificates.

3.03 At the Effective Time of the Merger, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description and all liabilities or obligations of every kind and description of BEL shall be transferred to, vested in, devolve upon and/or be assumed by Kemper without further act or deed.

                                  ARTICLE IV

4.01 The respective obligations of each Constituent Corporation shall be conditioned upon the approval and adoption of this Agreement and the Merger by the requisite vote of the respective sole stockholders of BEL and Kemper at or prior to the Effective Time of the Merger.

4.02 Anything herein or elsewhere to the contrary notwithstanding, this Agreement and Plan of Merger may be terminated and abandoned by the board of directors of either Constituent Corporation at any time prior to the date of filing the Certificate of Merger with the Secretary of State of the State of Delaware. This Agreement and Plan of Merger may be amended by the boards of directors of either of the Constituent Corporations at any time prior to the date of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement and Plan of Merger by the respective sole stockholders of either BEL or Kemper shall not (1) alter or change the amount of or kinds of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Restated Certificate of Incorporation of the Surviving Corporation, or
(3) alter or change any of the terms and conditions of this Agreement and Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

IN WITNESS WHEREOF, the parties to this Agreement and Plan of Merger, pursuant to the approval and authority given by resolutions adopted by their respective boards of directors, have caused this Agreement and Plan of Merger to be executed by an officer duly authorized and attested by the secretary of each party hereto as the respective act, deed and agreement of each of said corporations.

                                   KEMPER SECURITIES GROUP, INC.



                                   By: /s/ James R. Boris
                                      ------------------------------------
                                       James R. Boris
                                       Chairman and Chief Executive Officer

ATTEST:


By: /s/ Kathleen A. Gallichio
   -----------------------------
    Kathleen A. Gallichio
    Secretary

                                   BLUNT ELLIS & LOEWI INCORPORATED



                                   By: /s/ Jay B. Walters
                                      -------------------------------------
                                       Jay B. Walters
                                       Chairman of the Board, President
                                       and Chief Executive Officer


ATTEST:


By: /s/ Paul C. Bina
   ----------------------------
    Paul C. Bina
    Secretary

                             CERTIFICATE OF MERGER
                                      OF
                      LOEWI MANAGED ACCOUNT SERVICES INC.
                                 WITH AND INTO
                         KEMPER SECURITIES GROUP, INC.


KEMPER SECURITIES GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: The names of the constituent corporations and the states of their respective incorporation are as follows:


          NAME OF CORPORATION                         STATE
          -------------------                         -----

          Kemper Securities Group, Inc.               Delaware

          Loewi Managed Account Services Inc.         Delaware


     SECOND: The name of the surviving corporation is Kemper Securities Group, Inc.

     THIRD: On March 18, 1992, an Agreement and Plan of Merger between the constituent corporations was approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     FOURTH: The Restated Certificate of Incorporation of Kemper Securities Group, Inc. shall, without amendment, be the Restated Certificate of Incorporation of the surviving corporation.

     FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation at 333 W. Wacker Drive, Chicago, Illinois 60606.

     SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.


                                       KEMPER SECURITIES GROUP, INC.



                                       By: /s/ James R. Boris
                                          ---------------------------
                                           James R. Boris
                                           Chairman, President and
                                           Chief Executive Officer


ATTEST:



/s/ Arthur J. McGivern
---------------------------
Arthur J. McGivern
Executive Vice President,
General Counsel and Secretary

                           CERTIFICATE OF AMENDMENT
                                    OF THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                         KEMPER SECURITIES GROUP, INC.


     KEMPER SECURITIES GROUP, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Corporation's original Certificate of Incorporation was filed in the Office of the Secretary of State of the State of Delaware on November 13, 1986.

     SECOND: That the Board of Directors of the Corporation, at a meeting duly held on May 15, 1992, adopted resolutions containing an amendment to the Corporation's Restated Certificate of Incorporation and submitted said amendment for the consideration of the Corporation's sole stockholder and recommended a stockholder vote in favor thereof.

     THIRD: That on May 15, 1992, the sole stockholder of the Corporation, pursuant to Section 228 of the General Corporation Law of the State of Delaware, consented to the adoption of the following resolution to amend the Corporation's Restated Certificate of Incorporation:

     RESOLVED, That the following amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation is hereby authorized and approved:

          That Article FIRST of the Restated Certificate of Incorporation shall be amended to read in its entirety as follows:
          "FIRST: The name of the Corporation is Kemper Securities, Inc."

     FOURTH: That the foregoing amendment to the Corporation's Restated Certificate of Incorporation has been duly adopted in accordance with Section 242(b) of the General Corporation Law of the State of Delaware.

     FIFTH: That the foregoing amendment to the Corporation's Restated Certificate of Incorporation shall become effective at 12:01 A.M. (Delaware time) on July 1, 1992.

     IN WITNESS WHEREOF, this Certificate of Amendment to the Restated Certificate of Incorporation has been executed as of this 23rd day of June, 1992 on behalf of Kemper Securities Group, Inc. by the President thereof and has been attested by the Secretary of the Corporation.


                                       KEMPER SECURITIES GROUP, INC.



                                       By: /s/ James R. Boris
                                          ---------------------------
                                           James R. Boris
                                           Chairman, President and
                                           Chief Executive Officer


ATTEST:



/s/ Arthur J. McGivern
---------------------------
Arthur J. McGivern
Executive Vice President,
General Counsel and Secretary

                           CERTIFICATE OF AMENDMENT
                                    OF THE
                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                            KEMPER SECURITIES, INC.

     Kemper Securities, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     First: Article FIRST of the Amended and Restated Certificate of Incorporation be, and it hereby is, amended to read as follows:

          "FIRST:  The name of the Corporation is EVEREN Securities, Inc."

     Second: Pursuant to Section 242 of the Delaware General Corporation Law, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation as of July 26, 1995 and by the sole stockholder of the Corporation as of July
26, 1995.

     Third: Pursuant to Section 103(d) of the General Corporation Law of the State of Delaware, this Certificate of Amendment shall not become effective until 11:59 p.m. (Delaware time) on September 13, 1995.

     THE UNDERSIGNED, being Executive Vice President of the Corporation, for the purpose of amending the Amended and Restated Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is the act and deed of the Corporation and that the facts herein stated are true, and accordingly have hereunto set my hand as of the 12th day of September, 1995.

                                            KEMPER SECURITIES, INC.


                                            By: /s/ Janet L. Sedlic
                                               --------------------

Attest: /s/ Kenneth A. Kavanaugh
       -------------------------
       Assistant Secretary